LADENBURG THALMANN

ESTABLISHED 1876

Ladenburg Thalmann Financial Services Inc.
(NYSE American: LTS; LTS PrA; LTSL; LTSF; LTSK)

INVESTOR PRESENTATION | MARCH 2019

Notice to Investors: Safe Harbor Statement

This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth, growth of our independent brokerage and advisory business, growth of our investment banking business, growth of our insurance brokerage business, future levels of recurring revenue, FDIC cash sweep revenue and advisory assets, future synergies, changes in interest rates, recruitment of financial advisors, future margins and future investments, as well as any other statements that are not related to present facts or current conditions or that are not purely historical. These forward-looking statements are based on the Company's historical performance and its plans, estimates, and expectations as of March 14, 2019 and are subject to uncertainty and changes in circumstances. The words "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "thinks," "estimates," "seeks," "predicts," "could," "projects," "potential," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are not guarantees that the future results, plans, intentions, or expectations expressed or implied by the Company will be achieved. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, including the SEC's proposed rules and interpretations concerning the standards of conduct for broker dealers and investment advisers when dealing with retail investors, future cash flows, a change in the Company's dividend policy by the Company's Board of Directors (which has the ability in its sole discretion to increase, decrease or eliminate entirely the Company's dividend at any time) and other risks and uncertainties affecting the operation of the Company's business. These risks, uncertainties and contingencies include those set forth in Part I, "Item 1A. Risk Factors" in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2018 and subsequent quarterly reports on Form 10-Q and other factors detailed from time to time in its other filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that the Company's quarterly revenue and profits can fluctuate materially depending on many factors, including, but not limited to, the number, size and timing of completed offerings and other transactions. Accordingly, the Company's revenue and profits in any particular quarter may not be indicative of future results. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise, except as required by law, and you should not rely on statements contained herein as representing the Company's views as of any date subsequent to March 14, 2019.

THIS PRESENTATION PRESENTS FINANCIAL DATA AS OF DECEMBER 31, 2018, UNLESS OTHERWISE INDICATED.

Notice to Investors: Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation and amortization, or EBITDA, as adjusted for acquisition-related expense, amortization of retention and forgivable loans, amortization of contract acquisition costs, change in fair value of contingent consideration related to acquisitions, loss on extinguishment of debt, non-cash compensation expense, financial advisor recruiting expense and other expense, which includes excise and franchise tax expense, loss on severance costs costs and compensation expense that may be paid in stock, is a key metric the Company uses in evaluating its financial performance.

EBITDA, as adjusted, is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. The Company considers EBITDA, as adjusted, important in evaluating its financial performance on a consistent basis across various periods. Due to the significance of non-cash and non-recurring items, EBITDA, as adjusted, enables the Company's Board of Directors and management to monitor and evaluate the business on a consistent basis.

The Company uses EBITDA, as adjusted, as a primary measure, among others, to analyze and evaluate financial and strategic planning decisions regarding future operating investments and potential acquisitions. The Company believes that EBITDA, as adjusted, eliminates items that are not indicative of its core operating performance, such as amortization of retention and forgivable loans, amortization of contract acquisition costs and financial advisor recruiting expenses, or do not involve a cash outlay, such as stock-related compensation, which is expected to remain a key element in our long-term incentive compensation program. EBITDA, as adjusted, should be considered in addition to, rather than as a substitute for, our GAAP results, such as income (loss) before income taxes, net income (loss) and cash flows provided by (used in) operating activities. ***See the Appendix to this presentation on pages 54-55 for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.***

THIS PRESENTATION PRESENTS FINANCIAL DATA AS OF DECEMBER 31, 2018, UNLESS OTHERWISE INDICATED.

Ladenburg Thalmann Financial Services Inc.

Company Metrics

TICKERS	LTS / LTS.PrA
SHARES OUTSTANDING(1)	148.7 million
MARKET CAPITALIZATION(2)	$420.8 million
TOTAL REVENUE(3)	$1.4 billion
TOTAL CLIENT ASSETS(4)	$166.4 billion
TOTAL ADVISORY ASSETS UNDER MANAGEMENT(4)	$76.7 billion
DIVIDEND YIELD(5)	1.8%
CORPORATE HEADQUARTERS	Miami, FL

Leadership and Executive Management Team

CHAIRMAN, CEO & PRESIDENT	Richard Lampen
EVP	Mark Zeitchick
EVP & COO	Adam Malamed
SVP & CFO	Brett Kaufman
SVP & HEAD OF CORPORATE DEVELOPMENT	George Oka

Ladenburg Thalmann Financial Services Inc. is a member of the Russell 3000 Index and Ladenburg Thalmann & Co. Inc. is a NYSE member firm since 1879.

(1) Common shares outstanding as of March 12, 2019.
(2) Market capitalization based on common shares outstanding as of March 12, 2019 and the closing share price as of March 14, 2019.
(3) For the last twelve months ended December 31, 2018.
(4) As of January 31, 2019.
(5) Declared quarterly cash dividend of $0.0125 per share of common stock, payable on March 28, 2019 to shareholders of record as of the close of business on March 15, 2019. Dividend yield based on closing share price as of March 14, 2019.

Executive Summary

LADENBURG THALMANN ESTABLISHED 1876

Company Overview

- **Ladenburg Thalmann Financial Services Inc. (NYSE American: LTS) is a Diversified Financial Services Company**
  - Operating segments: (1) Independent advisory & brokerage services, (2) Investment banking, capital markets and asset management and (3) Insurance brokerage
  - Core independent advisory and brokerage services ("IAB") business represents 84% of total revenues[(1)]

Background

Established Scale & Invested in Development

- **Since 2011, Prioritized Aggressive Core Growth Strategy to Become a Leading IAB Acquirer With Significant Scale**
  - Significant recruiting and acquisition success in high-growth and attractive IAB industry
  - Top-ten 2017 IAB industry rankings in client assets, revenues and financial advisors[(2)]
  - Total client assets CAGR of 29.4% and total IAB revenues CAGR of 29.2%[(3)]
- **Invested Substantial Capital and Resources Developing Next Stage Initiatives to Generate Incremental Growth**

Opportunity

Capitalize on Scale & Execute New Initiatives

+ **Optimally Positioned to Benefit From Both Significant Short and Long-Term Upside**
  + **Continue IAB Core Growth Leveraging Significant Scale**
  + **Capture Significant Cash Sweep Revenue Upside**
  + **Capitalize on Consolidation Opportunities Driven by Industry Dynamics**
  + **Augment Multiple Revenue Streams Via Synergistic Growth Strategy**
  + **Expand Operating Leverage Through Defined Margin Improvement Initiatives**
  + **Enhance Productivity Through Practice Management Program and Technology Advancements**

(1) For the last twelve months ended December 31, 2018.
(2) Please see page 19 of this presentation for detailed information.
(3) Compound annual growth rates calculated from June 30, 2011 to December 31, 2018.

Significant Growth Since Launching Core Growth Strategy

Core Growth Strategy Launched by Acquiring Securities America ("SAI") in 2011[1]

	Pre-SAI Acquisition June 2011[1][2]	Current December 2018[2]	Compound Annual Growth Rate[1][2]
Financial and Operating Metrics [2]			
Total LTM Revenue ($mm)	$220	$1,391	+28%
Total LTM Net Income (Loss) Attr. to Company ($mm)	$(4)	$34	NM
Total LTM EBITDA, As Adjusted ($mm) [3]	$8	$100	+40%
IAB LTM Revenue ($mm)	$170	$1,161	+29%
IAB LTM Net Income (Loss) ($mm)	$2	$43	+56%
IAB LTM EBITDA, As Adjusted ($mm) [3]	$7	$98	+43%
Recurring Revenue % of IAB Revenue	47%	77%	
Financial Advisors	~1,000	~4,400	+22%
Client Assets ($bn)	$23	$159	+29%
Advisory Assets ($bn)	$4	$73	+45%
FDIC Client Cash Balance ($bn) [4]	$ -	$5	
Stock and Market Performance [5]			
Market Capitalization ($mm)	$251	$421	+7%
S&P 500 Index	1,321	2,808	+10
Dividend Yield	NA	1.8%	

(1) On August 17, 2011, Ladenburg Thalmann Financial Services Inc. announced its acquisition of Securities America Financial Corporation and its subsidiaries.
(2) Data as of June 30, 2011 and December 31, 2018. Compound annual growth rates calculated from June 30, 2011 to December 31, 2018.
(3) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.
(4) Ladenburg initiated FDIC cash sweep program in 2015.
(5) Current market capitalization, S&P 500 Index, dividend yield as of Mar 14, 2019. Compound annual growth rates under stock and market performance calculated from Jun 30, 2011 to Mar 14, 2019.

Strong Financial Performance Momentum

$ in millions

Record Total Revenue (1)



24%
$360
$290
$329
24%
$385
$312
$358
18%
$381
$322
$349
14%
$393
$344
$355
Q1-17 Q1-18
Q2-17 Q2-18
Q3-17 Q3-18
Q4-17 Q4-18



CAGR: 17%
$1,107
$1,268
$1,520
$1,391
FY2016
FY2017
FY2018

Record Net Income (Loss) Attributable to the Company



$5
Q1-17 Q1-18
$(4)
600%
$9
$1
Q2-17 Q2-18
178%
$9
$3
Q3-17 Q3-18
44%
$10
$7
Q4-17 Q4-18



FY2016
$(22)
$8
FY2017
$34
FY2018

Record Total EBITDA, As Adjusted (2)



169%
$20
$7
96%
$26
$13
52%
$25
$17
56%
$29
$19
Q1-17 Q1-18
Q2-17 Q2-18
Q3-17 Q3-18
Q4-17 Q4-18



CAGR: 68%
$36
$56
$100
FY2016
FY2017
FY2018

(1) Revenue data for 2018 periods demonstrate both as reported and pre-ASC 606 adjustment values (as depicted above ▢), which are demonstrated in reconciliation schedules for ASC 606 adjustments in SEC filings.

(2) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Positioned for Transformational Growth Opportunity

➤ **Ladenburg Is Entering its Next Stage of Evolutionary Growth**

- Enterprise-wide focus on leveraging significant scale and executing newly-deployed synergistic initiatives
- FDIC cash sweep revenue is currently growing and is projected to continue over the foreseeable future
- Key initiatives are in early stages and are expected to meaningfully increase pre-tax earnings in the middle- to long-term

Ladenburg's Diversified Model Positioned for Significant Opportunity to Drive Shareholder Value (1)


Opportunity for Potential Significant Short and Long-Term Upside
$100.4M
FY2019 FDIC Cash Sweep Revenue projected at $70M+ (vs. $55M for FY2018)
Track record of annual advisor growth since 2011; Capitalize on industry-driven consolidation opportunities
Insurance & Annuity Platform producing positive early results, expected to generate meaningful long-term returns
LTCO, LTAM and Premier Trust continue growth leveraging IAB network
Enhanced focus on margin improvement through implementation of Shared Services Initiative
LTM 12/31/18 EBITDA, As Adjusted (2)
Cash Sweep Revenue
Recruiting Successes
Synergistic Growth Strategy
Margin Improvement
Potential EBITDA, As Adjusted (1)

(1) Representation of potential EBITDA, as adjusted, for illustrative purposes only. Potential EBITDA, as adjusted, and various components not drawn to scale.

(2) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Business Overview

Diversified Platform Generating Multiple Revenue Streams

LADENBURG THALMANN ESTABLISHED 1876

Ladenburg Thalmann Financial Services Inc.
(NYSE American: LTS; LTS PrA; LTSL; LTSF; LTSK)

Independent Advisory & Brokerage Services

Core IABs

Securities America, Triad Advisors, INVESTACORP, SSN, KMS

- 4,400 financial advisors
- 1/31/19: $166.4bn client assets $76.7bn advisory assets
- 12/31/19: $158.6bn client assets $72.8bn advisory assets

Trust Services

PREMIER TRUST

- $1.2 billion assets under administration [1]

Ladenburg

Full Service Broker-Dealer

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- Investment banking
- Institutional sales & trading
- Equity research

Asset & Wealth Management

- $2.5 billion AUM [1][2]
- ~16,000 client investment accounts [1]

Insurance Brokerage

Wholesale Insurance

HIGHLAND

- $110.3 million gross premiums [1]
- $128.9 million gross revenue [1][3]

Annuity Marketing Platform

HIGHLAND

- Launched May 2017
- Fixed and fixed-index annuities

Revenue[3]



$ in millions
$650
$599
$793
$723
$921
$817
$1,152
$1,035
$1,107
$1,003
$1,268
$1,140
$1,391
$1,161
2012
2013
2014
2015
2016
2017
2018
Total Revenue
IAB Revenue

EBITDA, As Adjusted [3][4]



$ in millions
$36
$36
$57
$53
$61
$51
$44
$46
$36
$48
$56
$60
$100
$98
2012
2013
2014
2015
2016
2017
2018
Total EBITDA, As Adjusted
IAB EBITDA, As Adjusted

(1) Data as of or for the last twelve months ended December 31, 2018 (except for Core IAB client assets and advisory assets, which are as of January 31, 2019).
(2) Ladenburg Thalmann Asset Management's AUM includes advisory assets within the Core IABs.
(3) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 53 in the Appendix of this presentation.
(4) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Leading National Platform of IAB Business Units

LADENBURG THALMANN ESTABLISHED 1876

INVESTACORP (1)	Triad Advisors (1)	Securities America (1)	KMS Financial Services, Inc. (1)	SSN (1)
▪ Acquired 2007	▪ Acquired 2008	▪ Acquired 2011	▪ Acquired 2014	▪ Acquired 2015
▪ ~ 470 Financial Advisors	▪ ~ 660 Financial Advisors	▪ ~ 2,600 Financial Advisors	▪ ~ 340 Financial Advisors	▪ ~ 330 Financial Advisors
▪ ~ $15B Client Assets	▪ ~ $24B Client Assets	▪ ~ $86B Client Assets	▪ ~ $16B Client Assets	▪ ~ $15B Client Assets
▪ Miami, FL	▪ Norcross, GA	▪ La Vista, NE	▪ Seattle, WA	▪ Knoxville, TN

National Network of Approximately 4,400 Financial Advisors (1)



KMS
212
118
489
39
19
38
104
25

98
19
25
15
167
74
20
167
148
64
Securities America
74
12
48
83
203
20
124
66
171
51
6
SSN
64
Triad Advisors
48
101
121
118
26
232
INVESTACORP
173
276
10
5
10
109
18
124
132
10
96
DC 3
AK 12
HI 11
PR 2

(1) As of December 31, 2018.

Independently-Operated, Affiliated Business Units

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- Full-Service Investment Bank
- Leading Middle Market-Focused Firm
- Founded 1876 / Acquired 1995

HIGHLAND CAPITAL BROKERAGE

- Wholesale Life Insurance Brokerage
- Fixed and Fixed-Index Annuity Platform
- Acquired 2014 and Launched Annuity Platform in 2017

LTAM

- Asset and Wealth Management
- 6 Mutual Funds, 30 Model Portfolios and Robo-Advisor Offering
- Acquired 1995

PREMIER TRUST

- Trust Services
- Advisor-Friendly Trust Administration
- Acquired 2010

LADENBURG FIXED INCOME

- Fixed Income Investing
- Corporate, Municipal and Sovereign Debt and Structured Products
- Acquired 2013

Key Investment Highlights

LADENBURG THALMANN

- Attractive & Growing Industry
- Leading IAB Player with Significant Scale
- High-Powered Client Asset Gathering Platform
- Well-Positioned to Capitalize on Industry Disruption
- Strong Track Record of Recruiting & Acquisitions
- Diverse Revenue Streams with Synergistic Growth
- Rising Cash Sweep Revenue
- Executable Cost Savings Opportunity
- Best of Breed Practice Management
- Cutting-Edge Technology Platform

Strong Growth and Favorable Dynamics Within IAB Industry


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Strong Growth in Financial Assets and Retail IRA Market

- **Significant Projected Growth in Investable Assets**
  - Domestic investable assets projected to grow to $95.9 trillion in 2027[1]
    - Represents nearly double the $48.4 trillion of investable assets in 2017[1]

- **Baby Boomers Support Continued Growth in IRA Rollover Activity**
  - Baby Boomers project to be the wealthiest generation in the U.S. until at least 2030[2]
    - As Baby Boomers enter retirement, many leave employer-sponsored retirement savings plans for the IRA market
  - IRA rollover activity has consistently risen since 2009 and is projected to grow at a CAGR of 5.9%[3]

Significant Projected Growth in Investable Assets[1]



$ in trillions
CAGR: 7.1%
$39.3
$41.8
$43.3
$46.1
$48.4
$68.4
$95.9
2013
2014
2015
2016
2017
2022E
2027E

Continued Growth in IRA Rollover Contributions from DC Plans[3]



$ in billions
$345
$383
$393
$398
$431
$500
$519
$540
$561
$583
$607
2013
2014
2015
2016
2017
2018E
2019E
2020E
2021E
2022E
2023E

(1) Source: *U.S. Census Bureau, Federal Reserve Flow of Funds and Survey of Consumer Finances, Investor Quantitative Database™, Hearts & Wallets Analysis.*
(2) Source: *Deloitte University Press – The Future of Wealth in the United States, Mapping Trends in Generational Wealth."*
(3) Source: *The Cerulli Report – U.S. Retirement Markets 2017.* Compound annual growth rate calculation reflected from 2017 to 2023.

Significant Market Opportunity Favoring IAB Model

➢ Continuing Growth of Invested Assets at IAB/RIAs

- Independent model serves as the growth engine within the retail investment market
  - Over the last five years, IAB/RIA channel asset growth (11.0%) has outpaced the total retail market (8.7%) and wirehouse channel (6.4%)

➢ Market Share Trending Towards Independent Away from Wirehouse

- Financial advisors are embracing the attractive economic advantages
- Conflict free platform preserves entrepreneurial culture
- IAB/RIAs projected to capture market share away from Wirehouses through 2022

IAB/RIAs Invested Assets



$ in billions
CAGR: 11.0%
$4,464.0
$5,258.2
$5,763.2
$6,041.3
$6,466.6
$7,519.0
2012
2013
2014
2015
2016
2017

Continuing Shift to IAB/RIAs from Wirehouses



37.5%
35.0%
36.1%
36.2%
35.4%
37.0%
34.7%
38.0%
34.0%
39.2%
33.2%
40.3%
32.4%
41.6%
31.4%
43.1%
2014
2016
2017
2018E
2019E
2020E
2021E
2022E
Wirehouse
IAB / RIAs

Source: *The Cerulli Report – U.S. Advisor Metrics 2018.*

Industry Momentum Towards Experience-Centric Practices

- **Experience-Centric Practices Offer Stronger Value Proposition to Investors**
  - Investment performance commoditization is driving practices to become experience-focused firms dealing with the total complexity of a client's financial life
  - Experience-centric practices realize key advantages
    - Higher median client size – 93% higher median client size compared to industry average
    - Lower attrition – 26% asset outflows compared to 34% for industry average
    - Attract affluent clients – experience-centric practices account for 40% of practices with affluent core market compared to 20% of practices with core market of $100,000 to $500,000

- **"Ladenburg Advantage" Enables Advisors to Realize the Power of Client Experience[1]**
  - Comprehensive financial planning trains advisors to focus on client experience
    - Clients receiving comprehensive financial planning services expected to rise from 47% in 2018 to 55% in 2020
  - Ladenburg Advantage provides advisors access to consultants and resources to help address client needs
    - Augments core offering of comprehensive financial planning that drives holistic philosophy focused on the client experience

Growth in Clients Receiving Comprehensive Financial Planning


18%
44%
38%
26%
36%
38%
30%
25%
45%
30%
20%
50%
31%
22%
47%
22%
23%
55%
2014
2015
2016
2017
2018
2020E
No Financial Planning Services
Targeted Planning To Address A Specific Client Need
Comprehensive Ongoing Planning Advice

Source: *The Cerulli Report – U.S. Advisor Metrics 2018.*
(1) Please see detailed description of the Ladenburg Advantage on page 23 of this presentation.

Appealing Client Base with Significant Investable Assets

LADENBURG THALMANN
ESTABLISHED 1876

- **Mass-Affluent Investor Represents Ladenburg's Sweet Spot**
  - Profile: households with $100,000 to $2 million of investable assets
  - While representing 29% of American households, possesses 35% of retail wealth
  - Wirehouses and regional firms typically focus on more upmarket clients

$48 Trillion Investable Assets Distribution


$1.7T
% Total Assets: 3%
% Total HH: 68%
$14.4T
% Total Assets: 30%
% Total HH: <1%
$17.0T
% Total Assets: 35%
% Total HH: 29%
$15.4T
% Total Assets: 32%
% Total HH: 3%
High to Ultra-high Wealth Market: $10M and up in Assets
Affluent to Wealth Market: $2M to $10M in Assets
Mass-Affluent Market: $100K to $2M in Assets
Mass Market: Less than $100K in Assets

Source: *The Cerulli Report – U.S. Advisor Metrics 2018.*

Leading IAB Player with Significant Scale



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Leading Organization Within the IAB Industry

LADENBURG THALMANN
ESTABLISHED 1876

Top 2017 IAB Industry Rankings Across Key Business Metrics(1)

#6 Ranking Total Client Assets



$ in billions
$615
$299
$241
$225
$190
$165
$156
$137
$105
$94
LPL Financial
Raymond James
Cetera
MML Investors
Advisor Group
Ladenburg
Commonwealth
AXA
Wells Fargo
Cambridge

#6 Ranking Total IAB Revenue



$ in millions
$4,281
$2,071
$1,780
$1,402
$1,242
$1,140
$1,050
$991
$811
$787
LPL Financial
Raymond James
Cetera
Advisor Group
Commonwealth
Ladenburg
MML Investors
Wells Fargo
Cambridge
AXA

#7 Ranking Financial Advisors



15,210
8,866
8,804
7,714
4,712
4,499
4,302
3,956
2,195
2,007
LPL Financial
Advisor Group
Cetera
MML Investors
AXA
Raymond James
Ladenburg
Cambridge
Commonwealth
Signator Investors

(1) As adjusted by the Company. Based on management's assessment, the rankings exclude firms such as certain insurance companies and brokerage firms that management believes do not fit under the traditional independent advisory and brokerage model, including Ameriprise Financial Services, Lincoln Financial Network, Northwestern Mutual and MetLife Securities. Ladenburg data for YE2017 obtained from publicly filed SEC data, and the remainder based on YE2017 data from Investment News and SEC filings. Complete 2018 data unavailable from Investment News as of March 13, 2019.

High-Powered Client Asset Gathering Platform

LADENBURG THALMANN
ESTABLISHED 1876

➢ **Amassed a Sizable Asset Base Through Aggressive Organic Growth, Recruiting and Acquisitions**

Total Client Assets(1)



$ in billions
CAGR: 13.8%
$86.4
$108.3
$124.6
$137.4
$164.7
$158.6
$166.4
2013
2014
2015
2016
2017
2018
1/31/19

Total IAB Revenue(2)



$ in millions
CAGR: 9.9%
$723.2
$816.6
$1,035.4
$1,003.3
$1,140.4
$1,161.0
2013
2014
2015
2016
2017
2018

➢ **Enterprise-wide Focus on Advisory Assets Has Generated Rise in Recurring Revenue(1)**

Total Advisory Assets(1)



$ in billions
CAGR: 16.1%
$34.1
$43.5
$50.1
$57.8
$72.6
$72.8
$76.7
2013
2014
2015
2016
2017
2018
1/31/19

Recurring Revenue as % of Total IAB Revenue(2)(3)



65.8%
70.5%
73.6%
76.7%
79.6%
77.3%
2013
2014
2015
2016
2017
2018

(1) Includes client assets and advisory assets in Ladenburg Thalmann & Co., Ladenburg Thalmann Asset Management and Premier Trust.
(2) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 53 in the Appendix of this presentation.
(3) Recurring revenues includes advisory fees earned on advisory assets under management, trailing commissions, cash sweep revenues and certain other fees.

Favorably Positioned to Capitalize on Industry Dynamics

LADENBURG THALMANN ESTABLISHED 1876

- **Ladenburg's Scale Drives Results While Aligning with Industry Trends**
  - Access to substantial capital and resources enable significant investments in strategic initiatives
  - Accretive relationships with custodian, financial product and technology partners

Key Industry Themes		Ladenburg's Scale-Enabled Position
Evolving regulatory landscape (SEC's Reg BI, state fiduciary statutes)	→	Transition to fiduciary model driven by focus on compliance with new / potential standards
Advisor migration to fee-based platforms	→	Roll out of RIA-only affiliation serving fee-only practices
Increasing adoption and sophistication of wealth management technology	→	Expect to be first in the IAB industry to release new native-cloud advisor portal (Q2-2019)
Rising cash-related revenue opportunities	→	Significant FDIC cash balance of $4.6 billion generating material cash sweep revenue(1)

- **Leverage Scale and Leading Platform to Capitalize on Additional Consolidation Opportunities**
  - Smaller broker-dealers expected to be disproportionally impacted by increasing compliance and technology costs

Ladenburg's Scalable Platform Appeals to Smaller Broker-Dealers Seeking an Exit Strategy

(1) Refers to revenue-generating FDIC cash balance as of December 31, 2018.

Ladenburg Advantage Powers Both Core and Synergistic Growth Strategies


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Ladenburg Advantage Captures Benefit of Full Capabilities

LADENBURG THALMANN ESTABLISHED 1876

- **The Ladenburg Advantage is LTS' Key Distinguishing Feature in the IAB Industry**
  - Provides LTS financial advisors with extensive tools and expert resources to enhance practices
  - Combines core competencies of all Ladenburg IABs and affiliated business units
  - Enables advisors to provide clients with holistic financial planning solutions

The Ladenburg Advantage

- Securities America
- Triad Advisors
- INVESTACORP
- SSN
- KMS Financial Services, Inc.

- ECONOMIC COMMENTARY & OUTLOOK
- POINT-OF-SERVICE ANNUITY SUPPORT
- INSURANCE SUPPORT
- SYNDICATE PRODUCTS
- PRACTICE MANAGEMENT
- CAPITAL MARKETS RESEARCH
- DIGITAL ADVICE OFFERING
- ASSET MANAGEMENT
- RETIREMENT SERVICES
- TRUST SERVICES
- FIXED INCOME TRADING
- PORTFOLIO CONSTRUCTION
- MUTUAL FUND RESEARCH

- Ladenburg Thalmann Investment Banking & Capital Markets
- LTAM Ladenburg Thalmann Asset Management
- Highland Capital Brokerage
- Premier Trust
- Ladenburg Fixed Income

"We Want Our Advisors to Have the Ability to Coordinate a Team of Experts So They Can Help Every Single Client Relationship"

Core Growth Strategy Focused on Recruiting & Acquisitions

LADENBURG THALMANN ESTABLISHED 1876

- **Financial Advisors are Attracted to Ladenburg's Unique Benefits**
  - Network model flexibility preserving each firm's unique culture and strengths
  - Sharing of intellectual capital promoting best practices
  - Expansion of product offering via the Ladenburg Advantage

- **Results in Superior Recruiting and Acquisition Track Record**
  - LTS executes its recruiting strategy while certain competitors contend with recruiting challenges
  - Prospects attracted to Ladenburg's long-term strategic commitment to the IAB model and industry
    - Executive management team has strong financial services expertise and history in the retail model
    - Long-term operator preferred by prospects over private equity firms looking for a quick return

Financial Advisors



CAGR: 10.0%
2,735
3,362
3,781
3,929
4,302
4,400
2013
2014
2015
2016
2017
2018

Total Recruited and Acquired GDC[1]



$ in millions
$381.3 Million
From 2016 – 2018
$52.7
$79.8
$87.2
$130.1
$168.7
$82.5
2013
2014
2015
2016
2017
2018

(1) Represented as trailing 12 months of gross dealer concessions ("GDC") as reported by financial advisors to Ladenburg upon acquisition.

Successful Integration of Strategic Acquisitions

LADENBURG THALMANN ESTABLISHED 1876

➢ **Key Independent Broker-Dealer Acquisitions Have Led to Transformational Growth**

Acquisition Target	Year	Financial Advisors[1]	Client Assets[1]
Securities America	2011	~1,700	$50B
KMS Financial Services, Inc.	2014	~300	$14B
SSN	2015	~400	$14B
	TOTAL	~2,400	$78B

➢ **Successful Tuck-In Strategy Operated From Proven Securities America Platform**

- Securities America has developed strong expertise in transitioning large groups of financial advisors
- Cross departmental team of 25 people focused on effective group transitions

Broker-Dealer	Type [2]	Year	Financial Advisors[1]	Client Assets[1]
Brecek & Young [3]	Acquisition	2008	257	$4.8B
ePlanning [3]	Recruiting	2009	40	$320M
Equitas America [3]	Recruiting	2010	14	$200M
Investors Security	Acquisition	2012	123	$1.1B
Eagle One Investments	Recruiting	2012	32	$370M
Dalton Strategic	Acquisition	2014	58	$920M
Sunset Financial	Acquisition	2014	211	$2.5B
Fintegra	Recruiting	2015	56	$900M
Wall Street Financial	Acquisition	2016	67	$2.3B
Foothill Securities	Acquisition	2016	130	$5.2B
Kestler Financial	Acquisition	2018	15	$260M
		TOTAL	1,003	$18.9B

(1) Data as reported by target / financial advisors to Ladenburg upon acquisition.
(2) Acquisitions include equity acquisitions and asset purchases.
(3) Transaction completed prior to Ladenburg's acquisition of Securities America.

Synergistic Growth Strategy Augments Multiple Revenue Lines

LADENBURG THALMANN ESTABLISHED 1876

➢ **Strategic Initiatives with Affiliated Business Units Tailored to Capitalize on Ladenburg's Vast IAB Network of Financial Advisors**

Generates Incremental Revenue Opportunities For Both the Affiliated Business Units and the IABs

HIGHLAND CAPITAL BROKERAGE

Point-of-sale insurance support to assist advisors with complex life insurance sales

Full-service annuity marketing platform providing advisors access to fixed and fixed-index annuities

LTAM LADENBURG THALMANN ASSET MANAGEMENT

Outsourced portfolio management, portfolio construction, mutual fund research and economic commentary

Network of ~4,400 Financial Advisors

PREMIER TRUST

Advisor-friendly trust services to guide advisors through trust administration

Access to equity research, initial public offerings and capital markets products

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

Fixed income trading desk supporting all facets of advisor's bond portfolios and structured products

LADENBURG FIXED INCOME

Leading Middle-Market Focused Investment Bank

LADENBURG THALMANN ESTABLISHED 1876

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- **Acquired Ladenburg Thalmann & Co. ("LTCO") in 1995**
  - Founded 1876 and NYSE Member Firm Since 1879

- **Full-Service Investment Banking and Capital Markets**
  - Extensive capabilities across equity, debt, M&A and restructuring
  - Since 2016, participated in approximately 270 public and private offerings, representing gross proceeds of $21.7 billion(1)

Investment Banking

- 16 investment bankers, including nine Managing Directors who average over 20 years of investment banking experience
- Deep sector expertise across four core industry verticals
  - Yield-oriented equities (BDCs, REITs, MLPs)
  - Healthcare and life sciences
  - Energy, power and infrastructure
  - Telecom, media and technology

Capital Raising
- IPOs
- Follow-Ons
- Registered Directs
- At-the-Market
- PIPEs
- Private Placements
- Fixed Income
- SPACs

Advisory
- M&A
- LBOs and MBOs
- Going-Private
- Divestitures
- Restructuring
- Fairness Opinions
- Solvency Opinions
- Valuations

Value-Added Services
- Strategic Advice (Sales Strategy & Business Development)
- Proxy Defense
- Non-deal Roadshows
- Market Penetration & Pricing Analyses
- Financial Modeling

Equity Research

- In-depth research on companies and industries to retail and institutional clients globally
- 10 senior equity research analysts
- Research coverage of 190+ companies across four core industries

Institutional Sales and Trading

- 35 institutional equity sales & trading professionals
- Relationships with over 1,000 institutional accounts both in the U.S. and internationally
- Active market-maker in select securities on NASDAQ

(1) Transaction data from January 1, 2016 through December 31, 2018.

Offer Attractive Transactions to Robust Distribution Platform

LADENBURG THALMANN
INVESTMENT BANKING & CAPITAL MARKETS

- **Multi-Channel Distribution Platform Including IAB's ~4,400 Retail Financial Advisors**
  - Only Ladenburg and Raymond James capable of offering its own Investment Banking and Research Products to its IAB networks
  - Ladenburg Investment Banking's expertise in yield-oriented companies provides attractive investment opportunities for the retail investment community

Yield-Oriented Financing Transactions

Issuer	Amount	Transaction	Date	
Treehouse	$133,500,000	144A IPO	December 2018	Ladenburg Thalmann
VICI	$630,000,000	Follow-On Offering	November 2018	Ladenburg Thalmann
NexPoint Residential Trust	$77,600,000	Follow-On Offering	November 2018	Ladenburg Thalmann
WhiteHorse Finance	$35,000,000	Baby Bond	November 2018	Ladenburg Thalmann
Gladstone Capital	$50,000,000	Baby Bond	November 2018	Ladenburg Thalmann
Priority Income Fund	$22,500,000	Preferred Offering	October 2018	Ladenburg Thalmann
OFS Capital Corporation	$43,500,000	Baby Bond	October 2018	Ladenburg Thalmann
OFS Credit	$50,000,000	Initial Public Offering	October 2018	Ladenburg Thalmann
Innovative Industrial Properties	$119,600,000	Follow-On Offering	October 2018	Ladenburg Thalmann
THL Credit	$50,000,000	Baby Bond	October 2018	Ladenburg Thalmann
NMF	$50,000,000	Baby Bond	September 2018	Ladenburg Thalmann
Hercules Capital	$40,000,000	Baby Bond	September 2018	Ladenburg Thalmann
B. Riley Financial	$87,000,000	Baby Bond	September 2018	Ladenburg Thalmann
Monroe Capital	$60,000,000	Baby Bond	September 2018	Ladenburg Thalmann
AR	$190,200,000	Follow-On Offering	September 2018	Ladenburg Thalmann
Saratoga Investment Corp.	$40,000,000	Baby Bond	August 2018	Ladenburg Thalmann
TriplePoint Venture Growth	$82,000,000	Follow-On Offering	August 2018	Ladenburg Thalmann
Ladenburg Thalmann	$60,000,000	Baby Bond	August 2018	Ladenburg Thalmann
Gladstone Investment	$65,000,000	Baby Bond	August 2018	Ladenburg Thalmann
GNL Global Net Lease	$82,600,000	Follow-On Offering	August 2018	Ladenburg Thalmann
Saratoga Investment Corp.	$27,200,000	Follow-On Offering	July 2018	Ladenburg Thalmann
CM Finance	$30,000,000	Baby Bond	June 2018	Ladenburg Thalmann
Priority Income Fund	$34,000,000	Term Preferred	June 2018	Ladenburg Thalmann
Prospect Capital	$50,000,000	Baby Bond	June 2018	Ladenburg Thalmann
Essential Properties	$455,000,000	Initial Public Offering	June 2018	Ladenburg Thalmann
Cowen Group	$90,000,000	Baby Bond	June 2018	Ladenburg Thalmann
Ladenburg Thalmann	$41,412,375	Baby Bond	May 2018	Ladenburg Thalmann
OFS Capital Corporation	$50,000,000	Baby Bond	April 2018	Ladenburg Thalmann
Eagle Point	$69,000,000	Baby Bond	April 2018	Ladenburg Thalmann
TPG Specialty Lending	$63,437,500	Follow-On Offering	March 2018	Ladenburg Thalmann
Union Acquisition Corp	$100,000,000	Initial Public Offering	February 2018	Ladenburg Thalmann
Newtek Business Services, Inc.	$30,000,000	Baby Bond	February 2018	Ladenburg Thalmann
Fidus Investment Corporation	$43,500,000	Baby Bond	January 2018	Ladenburg Thalmann
Eagle Point	$35,600,000	Follow-On Offering	January 2018	Ladenburg Thalmann
Innovative Industrial Properties	$72,800,000	Follow-On Offering	January 2018	Ladenburg Thalmann
Great Elm Capital	$43,000,000	Baby Bond	January 2018	Ladenburg Thalmann
Wheeler Real Estate Investment Trust	$21,500,000	Preferred Offering	January 2018	Ladenburg Thalmann
CSWC Capital Southwest	$57,500,000	Baby Bond	December 2017	Ladenburg Thalmann
B. Riley Financial	$70,000,000	Baby Bond	December 2017	Ladenburg Thalmann
Cowen Group	$120,000,000	Baby Bond	December 2017	Ladenburg Thalmann

Leverage Internal Asset Manager's HNW Service Model

LADENBURG THALMANN ESTABLISHED 1876

- **Acquired Ladenburg Thalmann Asset Management ("LTAM") in 1995**
  - SEC Registered Investment Advisor (www.ltam.com)

- **Internal Asset Manager Servicing the Ladenburg IAB Network**
  - Approximately $2.5 billion in AUM with accounts ranging from $10,000 to $60 million
  - Expertise in market analysis, due diligence, fund selection, asset allocation and diversification strategies
  - Created six mutual funds and 30 model portfolios
  - Unlike with other third-party asset managers, LTS financial advisors have a direct relationship with LTAM's portfolio management team
  - Delivers high-net worth service model for LTS IAB network's mass affluent customer
    - LTS financial advisors able to move upstream and capture larger accounts by leveraging LTAM's track record

Significant LTAM AUM Growth



$ in millions
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$
CAGR: 49.0%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

LTAM Brand Recognition

- Philip Blancato (President and CEO of LTAM) has over 28 years of experience in the financial services industry
  - Frequently engages in media appearances, quoted in publications and speaks at industry conferences



MARKETS NOW
MIXED DAY ON WALL STREET:
S&P 500, NASDAQ LOWER
US 10-YEAR
+0.001
2.55%

Innovative Product Offering and Direct Investment Guidance

LADENBURG THALMANN
ESTABLISHED 1876

www.ltam.com

LTAM
LADENBURG THALMANN ASSET MANAGEMENT

www.ladenburgfunds.com
www.ltafx.com
www.symbil.com

LTAM Generates Management Fee Income From Innovative Investment Products

6 Ladenburg Mutual Funds

- 5 asset allocation funds & 1 alternative strategies fund

- One of the few IAB asset managers that construct and offer mutual funds

30 Model Portfolios

- 5 ETF models
- 5 mutual fund models
- 5 tax sensitive and 5 specialty models
- 5 "Ladenburg / American Fund" models
- 5 "Ladenburg / Franklin Templeton" models

- Seasoned portfolio manager with demonstrable performance track record
- Strong relationships with American Funds and Franklin Templeton (top-3 mutual fund families)
- Opportunity to create portfolios with other premier asset managers

$ymbil® – Digital Robo-Advisor Investment Platform Launched in 2016

- Created for advisors to transition management of smaller accounts

- Opportunity to expand offering to millennials
- Simpler asset rollover process for end investor compared to processes of popular robo-advisors



Trusted Resource for Free, Unbiased Investment Guidance

Ladenburg Investment Research ("LIR")

- LTAM investment guidance resulting from proprietary selection methodology

- Top-rated mutual funds list (159 funds and 44 ETFs across 39 categories)
- Asset allocation portfolios for conservative, moderate and aggressive clients
- Research and commentaries from LTAM and strategic mutual fund partners

Leverage Well-Positioned Trust Company for Trust Services

LADENBURG THALMANN ESTABLISHED 1876

PREMIER TRUST

➢ **Acquired Premier Trust in 2010**

➢ **Premier Trust is a Leading Nevada-Chartered Trust Company**

- Formed in 2001 to provide "advisor-friendly" trust administration services
  - Cooperative relationship with financial advisors as services do not include investment management, tax or legal advice
  - Provides trust administration services to support all aspects of financial and estate planning, including asset protection
- As a trustee, Premier Trust provides access to Nevada's trust-friendly laws for clients nationwide
  - Over 73% of trusts administered by Premier Trust include beneficiaries that reside outside of Nevada
- Average trust size of over $1.0 million
- Approximately $1.2 billion of assets under administration

Significant Growth in Assets Under Administration



$ in millions
$1,200
$1,000
$800
$600
$400
$200
$
CAGR: 11.0%
2010
2011
2012
2013
2014
2015
2016
2017
2018

Nevada's Trust-Friendly Benefits

- Nevada Top-Rated Asset Protection Laws
- Nevada Trust Can Last 365 Years
- No Nevada Income Tax on Trust Income When Trustee is Located in Nevada
- Favorable "Decanting" Statute (Ability to Modify an Irrevocable Trust)
- Allows Self-Settled Spendthrift Trusts – Protects Assets from Creditors

Attract and Retain Assets for Multiple Generations

LADENBURG THALMANN ESTABLISHED 1876

PREMIER TRUST

➤ Ladenburg's Trust Services Initiative

- Ladenburg acquired Premier Trust to enable its advisors to expand their product offering and preserve AUM

Preservation of AUM

- 80-95% of accounts leave the incumbent advisor upon death if there is a friend, family member, or bank listed as successor trustee[(1)]
- Address risk of transfer of assets upon death by instilling Premier Trust as successor trustee resulting in LTS financial advisors managing assets into the next generation

Ladenburg Network

- Revenue from LTS IAB network has increased from 2011 – 2018 at a CAGR of 95%
- Significant runway for growth with only 5% of Premier Trust revenue derived from LTS IAB network



Future Successor Business for LTS IAB Accounts
200
150
100
50
0
FY2015
FY2016
FY2017
FY2018
LTS IAB Accounts

Significant Attorney Referral Network

- Leverage strong relationships with attorneys to generate significant referral business activity



Revenue Channels (2)
Other 2.8%
IABs and Wirehouses 10.6%
Attorneys 86.6%



Total Accounts Sourced from Attorneys
800
600
400
200
-
200
150
100
50
-
FY2015
FY2016
FY2017
FY2018
Total Accounts
Total Attorneys

(1) Sources: Investment Management Consultants Association, "Engaging and Retaining Families" by Diane Doolin, Vic Preisser and Roy Williams. Trusts and Estates, "The Future of Estate Planning" by Vic Preisser and Roy Williams.

(2) Based on number of new trust accounts for which Premier Trust became trustee in 2018.

Expand Insurance Offering Via Highland's Nationwide Practice

LADENBURG THALMANN ESTABLISHED 1876

HIGHLAND CAPITAL BROKERAGE

- **Acquired Highland Capital Brokerage ("Highland") in 2014**

- **Highland is One of the Nation's Largest Life Insurance Distribution Companies**
  - Partners with financial advisors by leveraging core competencies of life insurance, annuities and long-term care
  - Generated $110.3 million of premiums and $128.9 million of gross revenue(1)(2)
  - Over 90 point-of-sale specialists

National Presence, Local Connections



Corporate Office
Regional Office

Tier 1 Carriers (Over 40 Total Carrier Relationships)(3)



AXA 2%
Protective 3%
Nationwide 4%
Symetra 4%
American General 5%
Principal 5%
Prudential 10%
Others 10%
Pacific Life 24%
Lincoln Financial 17%
John Hancock 16%

Client Distribution with Strong Financial Institutions Presence(3)



IABs 6%
P&C 10%
Financial Institutions 44%
Pure Independent 40%

Significant Financial Institutions Relationships(3)

CLIENT NAME	HIGHLAND RANK	ADVISORS
Wells Fargo	2	430
Stifel	1	255
UBS	3	193
Janney Montgomery	1	179
Sun Trust	1	169

(1) For the last twelve months ended December 31, 2018.
(2) Please see the description of change in revenue recognition commencing on January 1, 2018 on page 53 in the Appendix of this presentation.
(3) Based on premiums sold in the fiscal year ended December 31, 2018.

Continue Significant Growth in Insurance Product Sales

LADENBURG THALMANN ESTABLISHED 1876

HIGHLAND CAPITAL BROKERAGE

Ladenburg's Insurance Brokerage Initiative

- Ladenburg acquired Highland in August 2014 to support its advisors with a proven insurance distribution affiliate
  - Most IABs rely on external brokerage general agencies, resulting in limited flow of information and production lags
  - Ladenburg IABs and Highland work collaboratively resulting in better support for advisors

Ladenburg Network

- Positioned as preferred insurance provider for LTS IABs to drive penetration within LTS network
- Strong growth in premiums within short period with LTS financial advisors
  - 2015: $0, 2016: $1.2 million, 2017: $1.7 million, 2018: $2.5 million

New Markets

- Develop ancillary distribution channels leveraging existing scale and infrastructure to diversify revenue streams and build industry partnerships

CONSTELLATION — Conduct insurance sales through other brokerage general agencies

MUSE — Conduct insurance sales through larger producing independent agents not currently working in Highland's point-of-sale model

Digital Technology Platform

- Launch an omni-channel robo (digital) platform that provides qualified leads and sales

EASYLIFE — Buy Life Insurance the Easy Way

- Client acquisition: lead generation and referrals for affinity relationships
- Digital advice: hyper-personalized and focused on customer experience
- Advisor or client-direct: advisor portal or white-labeled to advisors for client-direct

- Powered by Highland: dedicated sales desk supporting customers and cross-selling opportunities

Capitalize on Strength of Fixed and Fixed-Index Annuities

LADENBURG THALMANN ESTABLISHED 1876

HIGHLAND CAPITAL BROKERAGE

➢ **Launched Fixed and Fixed-Index Annuity Platform in May 2017**

➢ Industry Sales Strength of Fixed and Fixed-Index Annuity Products

- Fixed annuity sales increased in the U.S. five out of the last six years ending with a record year in 2018(1)
- Fixed-index annuity sales achieved record sales in the U.S. for ten out of the last eleven years ending with a record year in 2018(1)

➢ Annuities Remain a Vital Source of Retirement Security

- Retirees population expected to increase to 72.0 million in 2035 from 50.5 million in 2017(2)
- Other than pensions, annuities are the only products that create a guaranteed lifetime income
  - Annuities with life-payouts provide a flow of income to protect against longevity risk
  - 29% of middle and upper-income retirees receive income from annuities, of which 67% receive income guaranteed for life(3)
- Unique investment product providing principal protection similar to a CD, with higher guaranteed interest rates

Significant Industry Annuity Sales With Fixed and Fixed-Index Trending Favorably(1)


$ in billions
$300
$250
$200
$150
$100
$50
$-
1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Variable + Fixed
Variable
Fixed
Fixed-Index

(1) Source: LIMRA Secure Retirement Institute, U.S. Individual Annuities Survey. Fixed annuity sales includes Fixed-Index annuity sales as represented in chart.
(2) Source: LIMRA Secure Retirement Institute analysis of U.S. Census Bureau's *Current Population Survey*, March 2017 and *National Population Projections*, 2014.
(3) Source: 2016 Consumer Survey, LIMRA Secure Retirement Institute, 2016. Based on individuals who have been retired for at least a year, aged 55 to 75, and with $35,000 or more in household income.

Enhance Profitability on Fixed and Fixed-Index Annuities

LADENBURG THALMANN
ESTABLISHED 1876

HIGHLAND
CAPITAL BROKERAGE

➢ Annuities Help IAB Financial Advisors Retain Clients and Assets at Retirement

- Capitalizes on pre-retirees and retirees transition from asset accumulation to wealth preservation and income distribution

Significant Fixed Annuity Sales Growth for IABs[1]



2012- 2017 Sales CAGR
26%
24%
15%
3%
8%
IABs
Full Service Natl BDs
Banks
Independent Ins. Agents
Other -3%
Total

Growing IAB Market Share[1]



IAB Market Share
4%
10%
2012
2017
Independent Insurance Agent Market Share
46%
36%
2012
2017

➢ Compelling Economic Opportunity for Highland

- In-house FMO increases scale, improves profitability and diversifies revenue
  - Increased scale allows LTS to grow revenue via direct contracts with fixed annuity carriers
  - Diversified revenue channels include Ladenburg IABs, unaffiliated IABs and independent advisors
  - Completed bolt-on acquisitions enhance marketing, improve practice management and expand advisor reach
  - Projecting 5-10%+ sales growth through 2019 based on industry estimates[2]

Strong Track Record of Growth in Premiums Sold Since Launching in Q2-2017



$ in millions
$11.7
$20.0
$31.5
$35.4
$59.1
$78.5
$149.6
Q2-2017
Q3-2017
Q4-2017
Q1-2018
Q2-2018
Q3-2018
Q4-2018

(1) Source: LIMRA U.S. Individual Annuity Yearbook.
(2) Projections based on LIMRA estimates.

Summary: Goals of Synergistic Growth Strategy

LADENBURG THALMANN ESTABLISHED 1876

Strategic Initiatives Augmenting Revenue and Profitability at Both IABs and Affiliated Business Units

LADENBURG THALMANN INVESTMENT BANKING & CAPITAL MARKETS

- Grow Yield-Oriented Companies' Financings Leveraging IAB Distribution

HIGHLAND CAPITAL BROKERAGE

- Grow Annual Organic Brokerage Premiums 3-5%
- Grow LTS Annuity Premiums 5-10%

LTAM LADENBURG THALMANN ASSET MANAGEMENT

- Grow AUM to Over $5.0 Billion From $2.5 Billion

PREMIER TRUST

- Target Increase in IAB Penetration to 15-20% from 6%

LADENBURG FIXED INCOME

- Target Majority of Structured Products and Fixed Income Trades Toward LFIX[1]

Combined Benefits of Synergistic Growth Strategy Drive Short- and Long-Term Upside

(1) Ladenburg Fixed Income ("LFIX").

Rising Cash Sweep Revenue Powers Significant Potential Earnings Upside


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Optimized Cash Sweep Program Drives Profitability

LADENBURG THALMANN ESTABLISHED 1876

Initiated Enterprise-Wide FDIC Cash Sweep Program in Middle of 2015

- **FDIC Cash Sweep Program Greatly Enhances Incremental Revenue Stream**
  - Generates net interest margin ("NIM") from large pool of customer deposits
- **Optimized Program Designed to Stabilize NIM Over Wide Range of Interest Rates**
  - Hedge profile utilizing mix of floating and fixed rate investments
    - Floating indexed to overnight funding source, typically fed funds effective ("FFE") rate
    - Fixed indexed to term funding source, typically U.S. dollar interest rate swap rates ("Swaps")
  - Seeks to capture immediate upside in rising interest environment via floating, and to limit downside risk via fixed term deposits
- **100% of NIM on FDIC Cash Sweep Program Reflected in Pre-tax Earnings and EBITDA, as Adjusted**

Significant Pre-Tax Earnings From Full-Year Effect of FDIC Cash Sweep Program



Staggered launch of FDIC program throughout 2015 between 5 IABs
First full-year with all 5 IABs in FDIC program
Significant rise primarily from increase in rates and additional cash balance (1)
Full-year of revenue on both standard and retirement balances
$2.0M
$8.0M
$22.1M
$54.8M
Q4 $16.7M
Q1-Q3 $38.2M
2015
2016
2017
2018

	2015	2016	2017	2018
Target Fed Funds Rate Range	0bps – 25bps	25bps – 50bps	Q1-17: 50bps – 75bps Q2-17: 75bps – 100bps Q3-17: 100bps – 125bps	Q1-18: 125bps – 150bps Q2-18: 150bps – 175bps Q3-18: 175bps – 200bps Q4-18: 200bps – 225bps

(1) Includes incremental cash sweep revenue beginning in mid-May 2017 from additional revenue-generating FDIC insured sweep deposits via completion of additional cash sweep agreement.

Rising Interest Rates and Cash Balances Fuel Earnings

LADENBURG THALMANN
ESTABLISHED 1876

Expansion of Revenue-Generating FDIC Insured Sweep Deposits



FDIC Insured Sweep Deposits
$ in billions
$1.2
$3.4
December 31, 2018
Certain Advisory Retirement Sweep Deposits
Brokerage and Advisory Sweep Deposits

- Recent revenue activation of cash balance
  - May 2017: Completed additional cash sweep agreement with second partner clearing firm
  - January 2018: Began earning cash sweep revenue on certain advisory retirement accounts' FDIC insured sweep deposits[2]
    - As of December 31, 2018, LTS FDIC insured sweep deposits in certain advisory retirement accounts represented $1.2 billion
  - December 31, 2018: $4.6 billion of revenue-generating FDIC insured sweep deposits

Projecting 2019 FDIC Cash Sweep Revenue of $70+ Million[1]

Interest Rates Power Significant Earnings Upside

FFE and Swap Rates



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
Mar-19
Sep-19
Mar-20
Sep-20
Mar-21
Sep-21
FFE
1YR Swp
2YR Swp
3YR Swp

Significant Potential Earnings Benefit[3]



$ in millions
Opportunity for Greater Upside than Depicted
~$70.0
~$75.0
~$80.0
~$85.0
250bps
275bps
300bps
325bps

Potential Annual Cash Sweep Revenue at Various Fed Funds Effective Rate [3]

(1) Future levels of FDIC cash sweep revenue are dependent upon changes in prevailing interest rates and asset levels.
(2) Cash sweep revenue for certain advisory retirement accounts structured as fee per account indexed to Fed Funds Target Range.
(3) For illustrative purposes only. Based on December 31, 2018 cash balance of $4.6 billion in revenue-generating FDIC insured sweep deposits.

Operating Leverage Focus to Create Significant Cost Savings



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Diligent Process Identifying Cost Saving Opportunities

LADENBURG THALMANN ESTABLISHED 1876

- **Enterprise-wide Focus on Shared Services**
  - Established a Margin Improvement Taskforce to review structure, processing statistics, capacity and costs
  - Consistent operational reviews across all five IABs capable through the unified technology platform

Shared Services Goals

Maximizing Capacity + Enhancing Operational Efficiency + Leveraging Economies of Scale = Cost Savings and Risk Mitigation

Focused Areas of Employing Shared Services

Technology	Back-office Operations	Trading / Cashiering / Margins	Supervision
Compliance	Fees and Commissions Process	Finance and Accounting	Procurement

- **Formal Review Process Has Generated Defined Margin Improvement Plan**
  - Margin Improvement Taskforce focused on enhanced cost savings in 2019 and beyond
  - Continued cost discipline and greater adoption of shared services expected to further drive operating leverage

"Best of Breed" Practice Management


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG
THALMANN

Industry Recognized Practice Management Program

Ladenburg Offers Advisors Multi-Faceted Practice Management Program

Individual Coaching & Consulting

Diagnostic Engagement Offering

Advisor Seeks:	▪ Holistic, In-Depth Assessment	▪ Improve Workflow, Optimize Tech	▪ Analyze Value & Future Revenue
Program Delivers:	▪ Business Diagnostic	▪ Technology & Efficiency Diagnostic	▪ Revenue & Opportunity Diagnostic

Large Group Coaching

"Next-Level" Coaching Program

- One live 2-day workshop and six months of bi-weekly 1x1 coaching
- 12+ proven "Must Do" tactics supported by immersive coaching
- Focused on increasing efficiency, leverage and profitability
- 550+ advisor graduates


NEXT LEVEL
Efficient Practice
Targeted Marketing
Recognized Brand
High Profit Business Model
Referable Client Experience

Small Group Coaching

Behavioral Finance Advisor™ Designation Training

- 3-day training workshop to earn the Behavioral Financial Advisor Designation™
- Prepares advisors to transition to the advice-based practice of the future
- Improves client decision making and better prepare for unplanned events
- 325+ advisor graduates

Associate Advisor Coaching Program (for Advisors hiring and training Associate Advisors)

- Strategy, structure and roles
- Sourcing and hiring
- Model incentive plans and compensation data
- Associate Advisor training and coaching program
- Turnkey marketing, referral and book-building tools

Significant Yields from Next Level Coaching Program

LADENBURG THALMANN ESTABLISHED 1876

Financial Advisors Demonstrate Improvement Post Next Level Coaching Program

AUM

24 Months of Assets Gathered by Control Group Versus Next Level Advisors



$250,000,000
$200,000,000
$150,000,000
$100,000,000
$50,000,000
$0
Class 1 '08
Class 2 '09
Class 3 '10
Class 4 '11
Class 5 '11
Class 6 '12
Class 7 '12
Class 8 '13
Class 9 '13
Class 10 '14
Class 11 '14
Class 12 '15
Class 13 '15
Class 14 '16
Class 15 '16
Class 16 '17
Control Group
Next Level Participant

Average AUM Increase **77%**

GDC

Trailing 12 Months of GDC Before and After Next Level



$600,000
$400,000
$200,000
$0
Class 1 '08
Class 2 '09
Class 3 '10
Class 4 '11
Class 5 '11
Class 6 '12
Class 7 '12
Class 8 '13
Class 9 '13
Class 10 '14
Class 11 '14
Class 12 '15
Class 13 '15
Class 14 '16
Class 15 '16
Class 16 '17
Avg. Trailing 12 Month GDC Prior to Program Start
Avg. Trailing 12 Month GDC after Program Completion

Average GDC Increase **30%**

Industry Leading Technology Platform


Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Cutting-Edge Technology Enabling Advisors to be Future-Ready

- **Ladenburg Leverages Securities America's Innovative Technology Solutions for its Financial Advisors**
  - Invests approximately $18 million annually in information technology[(1)]
  - Technology group comprised of 110 professionals

New Technology Offerings for Advisors

- **Releasing new native-cloud advisor portal around Q2-2019**
  - First to leverage this technology in the IAB industry
  - Financial advisors will benefit from enhanced mobility features on PCs, tablets, etc.
  - 20+ best-in-class applications readily available
  - Critical entry point into data analytics via real-time data dashboards, graphs and reports
  - Improved redundancy and data security
    - Continuous internal and external security assessments
    - 24/7 monitoring of systems and connectivity
    - Multi-layered security infrastructure around data and assets


Digital Advisor
My Apps
Account Manager
Account Servicing Submit & Search
ALBRIDGE
Annual Brokerage Fee Tool
Clients 1604
Households 1575
Assets $4,030,036
Accounts 2215
Reports
Open Account
Add Individual Contact
Create Household

- **Rolling out new client portal around Q2-2019**
  - Powered by eMoney Advisor and fully integrated with Ladenburg's advisor portal
  - Provides clients with secure access to account-level documents, transactions and images at their fingertips – accessible 24/7/365 on any device
  - Enhanced advisor-client experience with secure screen sharing capabilities
  - Opportunity for clients to self manage with advisor oversight



(1) Average information technology spending for years ended December 31, 2013 through 2018.

Focus on Innovation to Drive Long-Term Growth

LADENBURG THALMANN ESTABLISHED 1876

- **Launched the "Innovation Lab" in 2018 to Identify Long-Term Growth Opportunities for Advisors**
  - Series of initiatives and events designed to evaluate new opportunities in FinTech
- **Leveraging the World of Emerging Start-ups**
  - Only effort of its kind in the IAB industry
  - Build and maintain extensive ties into Silicon Valley and other start-up communities
  - Discover disruptive new technologies and business concepts
  - New technologies offer opportunities for advisors to drive client and asset growth while adding value to existing relationships
    - Example growth areas: tax withholding automation, student debt repayment and estate planning
- **Tapping into New Expertise Inside and Outside the Industry**
  - Tackle long-standing firm and industry challenges with expertise from outside the industry encouraging new approaches that drive breakthrough results
  - Example: recruited world-class digital marketing expertise to build new client acquisition initiative on behalf of advisors

INNOVATION LAB
The Future of Financial Advice
LADENBURG THALMANN ESTABLISHED 1876

- **Innovation Lab hosts select group of advisors for an annual symposium in Silicon Valley**
- **Feedback from advisors on start-ups presenting in a "Demo-Day/pitch" format guides investments and working partnerships with start-up platforms**



Since launching the Innovation Lab, Ladenburg has invested strategic venture capital

Conclusion

Positioned for Transformational Growth Opportunity

LADENBURG THALMANN ESTABLISHED 1876

- **Ladenburg Is Entering its Next Stage of Evolutionary Growth**
  - Enterprise-wide focus on leveraging significant scale and executing newly-deployed synergistic initiatives
  - FDIC cash sweep revenue is currently growing significantly and is projected to continue over the foreseeable future
  - Key initiatives are in early stages and are expected to meaningfully increase pre-tax earnings in the middle- to long-term

Ladenburg's Diversified Model Positioned for Significant Opportunity to Drive Shareholder Value (1)



Opportunity for Potential Significant Short and Long-Term Upside
$100.4M
FY2019 FDIC Cash Sweep Revenue projected at $70M+ (vs. $55M for FY2018)
Track record of annual advisor growth since 2011; Capitalize on industry-driven consolidation opportunities
Insurance & Annuity Platform producing positive early results, expected to generate meaningful long-term returns
LTCO, LTAM and Premier Trust continue growth leveraging IAB network
Enhanced focus on margin improvement through implementation of Shared Services Initiative
LTM 12/31/18 EBITDA, As Adjusted (2)
Cash Sweep Revenue
Recruiting Successes
Synergistic Growth Strategy
Margin Improvement
Potential EBITDA, As Adjusted (1)

(1) Representation of potential EBITDA, as adjusted, for illustrative purposes only. Potential EBITDA, as adjusted, and various components not drawn to scale.

(2) Please see the description of EBITDA, as adjusted, on page 2 and the Appendix of this presentation for a reconciliation of net income (loss) attributable to the Company to EBITDA, as adjusted.

Key Investment Highlights



Attractive & Growing Industry
Leading IAB Player with Significant Scale
High-Powered Client Asset Gathering Platform
Well-Positioned to Capitalize on Industry Disruption
Strong Track Record of Recruiting & Acquisitions
Diverse Revenue Streams with Synergistic Growth
Rising Cash Sweep Revenue
Executable Cost Savings Opportunity
Best of Breed Practice Management
Cutting-Edge Technology Platform
LADENBURG THALMANN

Appendix

Impact of New Accounting Standards

LADENBURG THALMANN
ESTABLISHED 1876

- **Critical Accounting Policies: Revenue from Contracts with Customers [1]**
  - On January 1, 2018, we adopted Accounting Standards Update 2014-09 and all related amendments ("ASC 606") issued by the Financial Accounting Standards Board
    - Amounts in prior year periods have not been restated
  - During the fiscal year ended December 31, 2018, the Company's revenue and net income were impacted by the adoption of ASC 606 due to the following:
    1) Advisory fees recognized on a net basis (after deducting the advisor's compensation) on clients' assets held at a Hybrid RIA, which has primary client fiduciary duty under the Investment Advisors Act; previously these advisory fees were recognized on a gross basis
    2) Insurance commission revenue recognized on a gross basis regardless of payment of method by the carrier
    3) Timing of revenue recognized for commissions on future renewals of insurance policies sold is accelerated, as these future commissions represent variable consideration and are required to be estimated
    4) Certain costs to obtain a contract with a customer are now capitalized and have historically been recorded as a period expense
    5) Forgivable loans to independent financial advisors are now amortized over the expected useful lives of their relationship period with the Company's subsidiaries; previously these loans were amortized based on their legal terms

Consolidated Statement of Operations *($ in thousands, except per share data)*	Twelve Months Ended December 31, 2018 As Reported	Without Adoption of ASC 606	Impact
Revenues:			
Commissions	$ 696,331	$ 609,400	$ 86,931
Advisory fees	474,423	695,094	(220,671)
Investment banking	56,256	51,335	4,921
Principal transactions	(328)	(346)	18
Interest and dividends	4,971	4,964	7
Service fees	119,430	119,430	-
Other income	40,053	40,147	(94)
Total revenues	1,391,136	1,520,024	(128,888)
Expenses:			
Commissions and fees	976,596	1,113,389	(136,793)
Compensation and benefits	194,045	195,433	(1,388)
Non-cash compensation	5,882	5,882	-
Brokerage, communication and clearance fees	16,088	15,525	563
Rent and occupancy, net of sublease revenue	9,977	9,977	-
Professional serviecs	21,927	20,022	1,905
Interest	10,796	10,756	40
Depreciation and amortization	24,039	29,294	(5,255)
Acquisition-related expenses	1,010	1,010	-
Amortization of retention and forgivable loans	417	13,890	(13,473)
Amortization of contract acquisition costs	9,671	-	9,671
Other	73,285	73,805	(520)
Total expenses	1,343,733	1,488,983	(145,250)
Income before item shown below	47,403	31,041	16,362
Change in fair value of contingent consideration	(238)	(238)	-
Income before income taxes	47,165	30,803	16,362
Income tax expense	13,379	5,745	7,634
Net income	33,786	25,058	8,728
Net income attributable to noncontrolling interest	28	28	-
Net income attributable to the Company	$ 33,758	$ 25,030	$ 8,728
Dividends declared on preferred stock	(34,031)	(34,031)	-
Net loss available to common shareholders	$ (273)	$ (9,001)	$ 8,728
Net loss per common share available to common shareholders (basic)	$ (0.00)	$ (0.05)	$ 0.05
Net loss per common share available to common shareholders (diluted)	$ (0.00)	$ (0.05)	$ 0.05
Weighted average common shares used in computation of per share data:			
Basic	194,562,916	194,562,916	-
Diluted	194,562,916	194,562,916	-

(1) For additional information and disclosure please see "Note 4. Revenue from Contracts with Customers" in the Company's Form 10-K for the fiscal year ended December 31, 2018.

Company Reconciliation of Net Income (Loss) to EBITDA, As Adjusted

- EBITDA, as adjusted, is a non-GAAP measure. Please see a description of EBITDA, as adjusted, on page 2 of this presentation for additional information
- Set forth below is a reconciliation from Ladenburg's net income (loss) attributable to the Company to EBITDA, as adjusted, for the periods presented

Ladenburg Thalmann Financial Services Inc. Reconciliation ($ in millions)	Last Twelve Months Ended Dec 31, 2018	Last Twelve Months Ended June 30, 2011	Fiscal Year Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Income (Loss) Attributable to the Company	$ 33.8	$ (3.7)	$ 7.7	$ (22.3)	$ (11.2)	$ 33.4	$ (0.5)	$ (16.4)	$ 3.9
Interest Income	(2.5)	(0.0)	(0.5)	(0.7)	(0.3)	(0.2)	(0.2)	(0.2)	(0.1)
Change in Fair Value of Contingent Consideration	0.2	-	(0.0)	0.2	(0.1)	(0.0)	0.1	(7.1)	-
Loss on Extinguishment of Debt	-	-	-	-	0.3	0.5	4.5	-	-
Interest Expense	10.8	3.0	2.7	4.3	5.2	7.0	15.4	24.5	6.5
Income Tax Expense (Benefit)	13.4	1.1	(6.5)	10.0	(0.5)	(23.3)	2.9	1.5	(16.2)
Depreciation And Amortization	24.0	3.7	28.8	28.3	27.1	18.4	15.3	16.1	5.6
Non-Cash Compensation Expense	5.9	4.2	5.5	5.3	8.8	10.5	6.8	4.7	4.0
Amortization Of Retention And Forgivable Loans	0.4	-	7.4	5.5	9.2	11.0	11.5	11.7	1.6
Amortization of Contract Acquisition Costs	9.7	-	-	-	-	-	-	-	-
Financial Advisor Recruiting Expense	0.4	-	5.7	1.9	2.4	1.5	1.2	1.0	-
Acquisition Related Expenses	1.0	(0.2)	3.5	1.4	0.9	2.3	-	-	3.0
Other	3.4 (1)	-	1.7 (2)	1.9 (3)	2.2 (4)	-	-	-	-
EBITDA, As Adjusted	$ 100.4	$ 8.1	$ 56.0	$ 35.8	$ 44.0	$ 61.2	$ 57.2	$ 35.8	$ 8.4

(1) Includes loss on severance costs of $0.5 million, compensation expense that may be paid in stock of $0.5 million, excise and franchise tax expense of $0.6 million and non-recurring expenses related to a block repurchase of our common stock and other legal matters of $1.7 million for the fiscal year ended December 31, 2018.
(2) Includes loss on severance costs of $0.5 million, compensation expense that may be paid in stock of $0.6 million and excise and franchise tax expense of $0.6 million for the fiscal year ended December 31, 2017.
(3) Includes loss on severance costs of $0.8 million, excise and franchise tax expense of $0.5 million and compensation expense that may be paid in stock of $0.6 million for the fiscal year ended December 31, 2016.
(4) Includes loss on write-off of receivable from subtenant of $0.9 million, compensation expense that may be paid in stock of $0.5 million, rent expense due to default by subtenant of $0.5 million and excise and franchise tax expense of $0.3 million for the fiscal year ended December 31, 2015.

IAB Segment Reconciliation of Net Income (Loss) to EBITDA, As Adjusted

LADENBURG THALMANN
ESTABLISHED 1876

- EBITDA, as adjusted, is a non-GAAP measure. Please see a description of EBITDA, as adjusted, on page 2 of this presentation for additional information
- Set forth below is a reconciliation from Ladenburg's IAB segment net income (loss) to EBITDA, as adjusted, for the periods presented

IAB Segment Reconciliation ($ in millions)	Last Twelve Months Ended Dec 31, 2018	Last Twelve Months Ended June 30, 2011	Fiscal Year Ended December 31, 2017	2016	2015	2014	2013	2012	2011
Net Income (Loss) Attributable to the IAB Segment	$ 43.3	$ 1.6	$ 1.3	$ 1.0	$ (1.9)	$ 2.3	$ (6.9)	$ (11.0)	$ (0.5)
Interest Income	(0.9)	0.0	(0.4)	(0.6)	(0.2)	(0.2)	(0.2)	(0.2)	(0.1)
Change in Fair Value of Contingent Consideration	0.1	-	(0.2)	0.0	(0.1)	(0.0)	0.1	(7.1)	-
Loss on Extinguishment of Debt	-	-	-	-	0.2	0.5	4.3	-	-
Interest Expense	0.9	0.0	1.2	2.8	3.5	5.5	12.5	19.8	3.2
Income Tax Expense (Benefit)	19.4	2.1	18.6	14.1	9.7	8.3	11.8	5.0	2.3
Depreciation And Amortization	22.4	2.4	21.5	20.4	19.4	15.0	14.5	15.2	4.6
Non-Cash Compensation Expense	1.2	0.9	1.0	1.0	3.8	6.8	3.7	1.6	1.1
Amortization Of Retention And Forgivable Loans	0.4	-	7.4	5.5	9.2	11.0	11.5	11.7	1.6
Amortization of Contract Acquisition Costs	9.7	-	-	-	-	-	-	-	-
Financial Advisor Recruiting Expense	0.4	-	5.4	1.9	2.1	1.5	1.2	1.0	-
Acquisition Related Expenses	0.9	(0.2)	3.5	1.4	0.4	-	-	-	-
Other	0.6 (1)	-	0.6 (2)	0.5 (3)	0.2 (4)	-	-	-	-
EBITDA, As Adjusted	$ 98.4	$ 6.9	$ 59.8	$ 48.0	$ 46.5	$ 50.6	$ 52.5	$ 35.9	$ 12.2

(1) Includes excise and franchise tax expense of $0.6 million for the fiscal year ended December 31, 2018.
(2) Includes excise and franchise tax expense of $0.6 million for the fiscal year ended December 31, 2017.
(3) Includes excise and franchise tax expense of $0.4 million for the fiscal year ended December 31, 2016.
(4) Includes excise and franchise tax expense of $0.2 million for the fiscal year ended December 31, 2015.